Goodwill	6 Months Ended
Jun. 30, 2025
Disclosure Of Goodwill Abstract
Goodwill

10. Goodwill

Goodwill of €18.99 million relates to the goodwill recognised on consolidation of QIND after the acquisition during 2024. It represents the excess of the consideration transferred, together with the amount of any non-controlling interest, over the fair value of the identifiable net liabilities acquired as at the acquisition date.

Under IFRS the Group is required to finalise a purchase price allocation (“PPA”) within 12 months of the acquisition date. As such, the amount of goodwill recognised is considered provisional and may be adjusted once the valuation of identifiable assets and liabilities has been completed.